EXHIBIT 99.1

Investment Community Presentation New York October 19 - 20, 2004

Tony Orlando President & Chief Executive Officer Craig Abolt Senior Vice President & Chief Financial Officer Senior Vice President & Chief Financial Officer Senior Vice President & Chief Financial Officer Senior Vice President & Chief Financial Officer Senior Vice President & Chief Financial Officer

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the intent, belief, or current expectations of the company and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the company's Reports and Registration Statements filed with the Securities and Exchange Commission.

Danielson Information AMEX: DHC Shares outstanding*: 72.79 million 3M shares yet to be issued at $1.53 in connection with Covanta acquisition Average vol (3 months)*: 178,909 Market cap*: $572 million * as of October 14, 2004

Covanta Acquisition A Win-Win Situation Danielson benefits: Acquired large-scale operating company with solid cash flows and earnings Opportunity to use $500M+ in NOLs Covanta benefits: Solid capital structure upon emerging from bankruptcy

Discussion Topics Danielson Strategy Danielson Capital Structure Waste to Energy Overview Covanta Strengths Business Seasonality Key Financial Metrics Service Contract Extensions

Danielson Strategy Danielson's focus is Covanta's Domestic WTE business Covanta's International business (CPIH) Considering all options to raise cash including the sale of some or all of its international assets Do not expect to receive substantial value on a consolidated basis

Danielson Strategy (cont'd) Create long-term value through Covanta's domestic business by: Continuing to provide clients with world-class, reliable service at competitive prices, Supporting client initiated efforts to expand existing Waste-to-Energy (WTE) facilities, Extending existing contracts and entering into new contracts to operate and maintain energy facilities, Pursuing a more flexible and cost-effective capital structure.

Danielson Capital Structure (as of June 30, 2004) (1) Project Debt of domestic subsidiaries is non-recourse to Covanta (2) CPIH debt is non-recourse to Covanta $51 million cash $128 million 1st Lien Letters of Credit $71 million 2nd Lien Letters of Credit $2.3 million Unsecured Letters of Credit $47 million available 2nd Lien LC capacity of which $10 million may be used as a revolver $206 million existing Sr. Secured Notes accretes to $230 million $28 million existing Sr. Sub Notes Corp Cash $17 million Insurance Cash $7 million $110 million Project Debt $12 million Cash $10.0 million Undrawn Revolver $87 million Term Loan Covanta Energy Corporation

Waste-to-Energy Industry Overview According to the EPA, the WTE industry disposes about 13% of the nation's waste 89 facilities processing 29 million tons per year 36 million people served in 27 states WTE facilities are specially designed power plants equipped to provide: Safe, environmentally beneficial waste disposal and Clean renewable energy generation

Waste-to-Energy Industry Overview (cont'd) Environmental Benefits Trash volume is reduced by 90% -- thus reducing the need for landfills Eliminates methane and other emissions from landfills Offsets the use of fossil fuels in conventional power plants Produces net zero greenhouse gas emissions

Covanta Strengths - WTE Market Leader Own or operate 25 WTE facilities Geographically diverse in 15 states Annual Disposal Capacity: 10 million tons Produce enough renewable power to save the equivalent of 16 million barrels of oil each year

Covanta Strengths - WTE Market Leader (cont'd) Domestic IPP WTE operated facilities WTE owned/leased facilities Domestic IPP WTE operated facilities WTE owned/leased facilities Covanta Operating Locations WTE owned/leased facilities WTE operated facilities Domestic IPP

Sample of Waste-to-Energy Facilities Fairfax County, Virginia Montgomery County, Maryland Lee County, Florida Typical Martin WTE Facility (cross-section)

Fairfax County WTE Facility Began commercial operation in June 1990 3,000 tons per day 79 megawatts of renewable energy First Covanta facility to have a non-ferrous metal recovery system Designed, built, owned and operated by Covanta Fairfax, Inc. Long-term service contract with Fairfax County, Virginia

Montgomery County WTE Facility Began commercial operation in August 1995 1,800 tons per day 55 megawatts of renewable energy All waste is delivered via rail using intermodal containers Owned by Northeast Maryland Waste Disposal Authority for benefit of Montgomery County Designed, built and operated by Covanta Montgomery, Inc.

Lee County WTE Facility Lee County WTE Facility Began commercial operation in December 1994 1,200 tons per day 40 megawatts of renewable energy Uses both ferrous and non- ferrous recovery systems to remove all metal from the residue Owned by Lee County, Florida Designed, built and operated by Covanta Lee, Inc.

Typical Martin WTE Facility

Covanta Strengths - Martin Relationships Martin technology - world's most widely used mass burn WTE technology Exclusive licensee in North America since 1983 Information exchange provides benefit of Martin's worldwide experience

Covanta Strengths -Experienced Management Team Proven track record in WTE and Power industry Senior managers average more than 20 years in industry and 10 years with Covanta Complimented by recent key additions from outside the industry to add balanced perspective Breadth of technical expertise Experienced facility operations management Design engineers, environmental experts, certified maintenance teams and equipment specialists Proprietary technical standards and internal compliance

Covanta Strengths - Track Record of Performance 1997 1998 1999 2000 2001 2002 2003 9.9 10 10.2 10.2 10.2 10.3 10.4 10 Million Tons of Waste Per Year Safely Converted to Renewable Energy

Covanta Strengths - Track Record of Performance 1997 1998 1999 2000 2001 2002 2003 East 0.906 0.905 0.906 0.892 0.9 0.904 0.907 Consistent System Wide WTE Boiler Availability

Covanta Strengths - Stability Proven technology Long-term contracts Formula based service fees Effective cost control and maintenance programs Strong client and community relations

Covanta Strengths – Stability *(cont'd)*


Utility
Performance
guarantee
Covanta
Payment for
~10% of
Waste
Municipality
Payment for
~90% of
WTE facility
Payment of
interest and
principal
Project debt creditors
O&M fee
Payment for certain pass through costs

Typical Arrangement

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DANIELSON HOLDING CORPORATION

Covanta Strengths - Facility Expansion Opportunities Supporting client initiated efforts to expand their facilities Lee County, Florida Hillsborough County, Florida Honolulu, Hawaii Initial phase of exploring other facility expansion opportunities

Domestic Covanta Seasonality Scheduled maintenance occurs semi-annually Majority of maintenance spending occurs during scheduled maintenance periods Many power contracts limit scheduled maintenance to off peak period, generally the spring and fall Spring maintenance season (typically Feb through April) is usually more intense than the fall season Fall maintenance season (typically mid-Sept though Mid-Nov) Service contract incentive revenue earned near contract year-end Historically the most incentive revenue is earned during the second quarter Historically very little incentive revenue has been earned during either the first or third quarter

Domestic Covanta Seasonality (cont'd) Spot market tipping fees for waste disposal fluctuate seasonally with waste generation Northeast and Mid-Atlantic waste generation typically lowest in the winter and highest in the spring Energy Market pricing Peak periods during cold winter and hot summer months Pricing affected by weather condition extremes Seasonality affects operating income Second Quarter generally highest First Quarter generally lowest

Domestic Covanta Seasonality (cont'd) Generally cash available to service corporate debt follows income with timing delay for maintenance expense payables and incentive revenue receivables Certain accrued expenses recorded equally each month but corresponding cash payments made inconsistently Seasonality significantly affects cash available to service corporate debt Third Quarter generally highest First Quarter generally lowest

Key Financial Metrics Covanta's Domestic cash available to service Corporate Debt Second Quarter 2004 actual - $7.7 million Second Quarter 2004 results in the range of one quarter of anticipated annual results Seasonal factors likely to cause quarterly operating cash flow to vary substantially Danielson's Energy Domestic Net Income Cautionary notes in the 10Q's about fresh start adjustments Second Quarter 2004 actual $11.0 million Due to seasonal factors, second Quarter expected to be better than other quarters

Service Contract Extensions Service contracts typically expire when debt is paid off Little doubt facilities will continue to operate after project debt paid Operating contracts at publicly owned facilities Excellent track record operating facilities Incumbent position and Martin experience provides competitive advantage Only 2 contracts end before 2010 at publicly owned facilities Service contracts at Covanta owned facilities Many clients have extension rights Regional market conditions at the time will affect outcome Waste disposal options and pricing Electricity and/or Steam pricing Only one contract expires before 2010 Markets may change dramatically by the time contracts expire

Service Contract Extensions (cont'd) Observations regarding Covanta's current position vs. market based alternatives Waste disposal is a regional market driven by available landfill disposal capacity, transportation cost and waste generation Regional Waste disposal pricing (Based on the National Solid Waste Management Association) Highest in Northeast followed by Mid-Atlantic Lowest in West and Mid-West Location is important Covanta facilities are typically closer to waste sources than landfills, reducing customer transportation cost Most of the Covanta owned facilities are in the Northeast and Mid-Atlantic region

Service Contract Extensions (cont'd) Observations continued Larger facilities typically have lower cost due to economies of scale Many existing Power Purchase Agreements contain better pricing than is available in today's market Fixed price contracts executed in the 1980's tend to be more favorable Most PPA's coterminous with project debt Market energy pricing on the rise Potential for renewable energy credits

Service Contract Extensions Summary Not a short term consideration Each facility contract has unique circumstances that affect extension prospects Publicly owned facilities Client community decision to extend contract Covanta well positioned to be selected as contract operator Covanta owned facilities Many clients have extension rights Future market conditions subject to considerable speculation Today, most facilities are competitive with other long-term disposal options

3rd Quarter Earnings Form 10Q to be issued timely Earnings conference call shortly thereafter

Summary Focus on Domestic Waste-to-Energy Business Danielson/Covanta relationship off to a very good start Committed to deliver solid results, concentrating on long-term value